UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2022

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 31, 2022, Enzo Biochem, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the holders of 43,260,013 (89.24%) shares of the Company’s common stock entitled to vote were represented in person or by proxy constituting a quorum

At the Annual Meeting, shareholders:

●	Elected Hamid Erfanian and Bradley L. Radoff to (i) serve as the Class I Directors to hold office for a term of three (3) years or until their successors have been duly elected and qualified, or (ii) if the shareholders approve Proposal 1(b), to serve on the Company’s board of directors (the “Board”) for a term ending as of our 2022 annual meeting of shareholders, and until each such director’s successor is duly elected and qualified (“Election of Directors”);

●	Approved, on an advisory basis, the appointment of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending July 31, 2022 (“Advisory approval of Auditors”); and

●	Approved the non-binding advisory resolution relating to executive compensation (“Advisory approval of Executive Compensation”).

The specific votes were as follows:

1.	The Election of Directors:

VOTES*

FOR	AGAINST	ABSTAIN
35,573,284	714,621	812,506

*	There were 6,159,602 broker non-votes on this matter.

2.	Advisory approval of Executive Compensation.

VOTES*

FOR	AGAINST	ABSTAIN
24,559,237	10,105,380	2,435,794

*	There were 6,159,602 broker non-votes on this matter.

3.	Advisory approval of Auditors:

VOTES

FOR	AGAINST	ABSTAIN
42,860,170	225,757	174,086

In addition, the vote to approve amendments to the Company’s Certificate of Incorporation, as amended, as indicated in the six sub-proposals below, was adjourned to April 8, 2022 to give the Company additional time to solicit votes in favor of the six sub-proposals. The Annual Meeting will reconvene virtually via the internet at www.virtualshareholdermeeting.com/ENZ2022 with respect to this proposal on Friday, April 8, 2022 at 9:00 a.m., EST.

(a)	to change the purpose of the Company to carry on any lawful business;

(b)	to declassify the Board;

(c)	to remove Article 7 regarding the Company’s first accounting period for 1976;

(d)	to change the required shareholder vote for approval of mergers, asset sales, and dissolution from two-thirds vote to majority vote;

(e)	to change the required shareholder vote for amendments to the Certificate of Incorporation to a majority vote; and

(f)	to change the required vote for amendments to the Company’s Amended and Restated By-Laws to either majority board approval or majority shareholder approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: March 31, 2022	By:	/s/ David Bench
David Bench
Chief Financial Officer, Senior Vice President, Treasurer, and Corporate Secretary

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